UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 14, 2005


                            INTERNATIONAL POWER GROUP, LTD.
             (Exact name of registrant as specified in its charter)


                                     DELAWARE
                    (State of incorporation or organization)

                                     0-51449
                            (Commission file number)

                                   20-1686022
                      (I.R.S. Employer Identification No.)


                     6 Glory Lane, Sussex, New Jersey 07461
                    (Address of principal executive offices)


                                 (973) 875-6423
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events (Entry into a Stock Option Agreement).
---------

On November 14, 2005, International Power Group, Ltd. (the "Registrant") entered into a Stock Option Agreement with T-Squared, LLC ("T Squared"), an Oregon Limited Liability Company. Under the terms of the agreement, the Registrant, for consideration of $1,000.00, issued to T Squared an option to purchase 6,250,000 shares of the Registrant's common stock at an exercise price of $.80 per share or a total of $5,000,000. The option expires after 10 business days from the date of execution of the Stock Option Agreement.

The Stock Option Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

10.1    Stock Option Agreement.



Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               INTERNATIONAL POWER GROUP, LTD.

Date:    November 15, 2005                     By:   /s/ Jack Wagenti
                                               ----------------------------
                                                Jack Wagenti
                                                Vice President and Secretary





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